SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             February 17, 2000
                     __________________________________
                     (Date of earliest event reported)


                     CHAMPION INTERNATIONAL CORPORATION
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)


   NEW YORK                1-3053                13-1427390
______________     _____________________    __________________
(State of          (Commission File No.)       (IRS Employer
Incorporation)                              Identification No.)


              One Champion Plaza, Stamford, Connecticut 06921
        ____________________________________________________________
        (Address of principal executive offices, including zip code)


                               (203) 358-7000
            ____________________________________________________
            (Registrant's telephone number, including area code)


     __________________________________________________________________
       (Former name or former address, if changed since last report)



 ITEM 5.   OTHER EVENTS

           On February 17, 2000, Champion International Corporation, UPM-Kymmene Corporation and Blue Acquisition, Inc. entered into an Agreement and Plan of Merger, a copy of which is attached hereto and incorporated herein by reference in its entirety.

           In connection with the Agreement and Plan of Merger, Champion International Corporation and UPM-Kymmene Corporation also entered into three Stock Option Agreements, copies of which are attached hereto and incorporated by reference in their entirety.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

      (c)  Exhibits

           2.1 Agreement and Plan of Merger, dated as of February 17, 2000, among Champion International Corporation, UPM-Kymmene Corporation and Blue Acquisition, Inc.

           2.2 Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.

           2.3 Parent Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.

           2.4 Parent Treasury Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.


                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  February 25, 2000


                               CHAMPION INTERNATIONAL CORPORATION


                               By:  /s/ Lawrence A. Fox
                                    -----------------------------
                               Name:   Lawrence A. Fox
                               Title:  Vice President and Secretary



                               EXHIBIT INDEX

 Exhibit No.    Description

      2.1 Agreement and Plan of Merger, dated as of February 17, 2000, among Champion International Corporation, UPM-Kymmene Corporation and Blue Acquisition, Inc.

      2.2 Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.

      2.3 Parent Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.

      2.4 Parent Treasury Stock Option Agreement, dated as of February 17, 2000, between Champion International Corporation and UPM-Kymmene Corporation.